Exhibit 10.13

NONE OF THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE 1933 ACT), OR ANY U.S. STATE SECURITIES LAWS, AND UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

WARRANT AGREEMENT

(Reg S or US Accredited Subscriber)

THIS WARRANT AGREEMENT (the “Agreement”) is made as of the 3rd day of March, 2005 by and between Pluristem Life Systems, Inc. (the “Company”), whose business address is at Matam Centre, Building 20, Haifa, 31905 Israel, and Ori Ackerman (the “Consultant”), whose address is _______________________, Israel.

RECITALS

WHEREAS in consideration for certain corporate finance advisory services (the “Services”) provided to the Company by the Consultant, the Company has agreed to issue to the Consultant 440,000 share purchase warrants, entitling the Consultant to purchase a total of 440,000 shares in the capital of the Company.

NOW, THEREFORE, the parties hereto agree as follows:
1.	ISSUANCE OF THE WARRANTS

1.1        In consideration for the Consultant having provided the Services to the Company, the Company hereby grants to the Consultant 440,000 common share purchase warrants, in the form as provided by the Company (each a “Warrant” and collectively, the “Warrants”), each Warrant entitling the Consultant to purchase one common share in the capital of the Company (each a “Warrant Share”) at an exercise price of U.S. $2.50 per Warrant Share on or before November 30, 2007, at which date any unexercised Warrants will expire.

1.2        The Warrants and the Warrant Shares may be collectively referred to in this Agreement as the “Securities”.

2.	DELIVERIES BY THE CONSULTANT
2.1	The Consultant must complete, sign and return to the Company the following documents:

(a) two (2) executed copies of this Agreement; and

(b) if a U.S. resident, a Prospective Investor Suitability Questionnaire in the form attached as Schedule “A” of this Agreement (the “Questionnaire”).

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2.2        The Consultant shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, stock exchanges and applicable law.

3.	EXERCISE OF WARRANTS

3.1        The right to purchase Warrant Shares conferred by the Warrants may be exercised by the Consultant by delivering to the Company a duly completed and executed subscription (the “Subscription Form”) in the form as provided by the Company and a bank draft or certified cheque payable to or to the order of the Company for the aggregate exercise price in respect of the Warrant Shares subscribed for in lawful money of the United States of America, delivered to the Company at the address specified in Section 18.1 or such other address as the Company may advise the Consultant in writing pursuant to Section 18.1.

3.2       The Consultant agrees to complete, sign and return to the Company on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, stock exchanges and applicable law, or as the Company may deem reasonably necessary for the purpose of ensuring compliance with applicable securities laws in connection with the issuance of any shares upon the exercise of any Warrants.

4.	EFFECT OF EXERCISE OF WARRANTS

4.1        Subject to applicable securities laws, upon exercise of any Warrants and payment of the applicable exercise price, the Warrant Shares so subscribed for will be deemed to have been issued and the Consultant will be deemed to have become the holder of record of such Warrant Shares on the date of such exercise and payment.

4.2        Subject to applicable securities laws, within five business days after exercise of any Warrants and payment as aforesaid, the Company will forthwith cause to be sent to the Consultant a certificate representing the Warrant Shares so subscribed for, at the address specified in such Subscription Form.

5.	ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES

5.1        The exercise price and the number of Warrant Shares deliverable upon the exercise of the Warrants will be subject to adjustment in the event and in the manner following:

(a) If and whenever the common shares of the Company at any time outstanding are subdivided into a greater or consolidated into a lesser number of shares the exercise price will be decreased or increased proportionately as the case may be; and upon any such subdivision or consolidation the number of Warrant Shares deliverable upon the exercise of the Warrants will be increased or decreased proportionately as the case may be.

(b) In case of any capital reorganization or of any reclassification of the capital of the Company or in the case of the consolidation, merger or amalgamation of the Company with or into any other company, trust, partnership, or other entity, or a sale or conveyance of the property and assets of the Company as an entirety or substantially as an entirety (hereinafter collectively referred to as a “Reorganization”), each Warrant will after such Reorganization confer the right to purchase the number of shares or other securities of the Company (or of the company resulting from such Reorganization) which the Consultant would have been entitled to upon Reorganization if the Consultant had been a shareholder at the time of such Reorganization.

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(c) In any such case, if necessary, appropriate adjustments will be made in the application of the provisions of this Section 5 relating to the rights and interest thereafter of the Consultant, as the holder of the Warrants, so that the provisions of this Section 5 will be made applicable as nearly as reasonably possible to any shares or other securities deliverable after the Reorganization on the exercise of the Warrants.

(d) The subdivision or consolidation of shares at any time outstanding into a greater or lesser number of shares (whether with or without par value) will not be deemed to be a Reorganization for the purposes of this Section 5.

(e) The adjustments provided for in this Section 5 are cumulative and will become effective immediately after the record date or, if no record date is fixed, the effective date of the event which results in such adjustments.

5.2        If any questions will at any time arise with respect to the exercise price or any adjustment provided for in Section 5.1, such questions will be conclusively determined by the Company’s auditors, or, if they decline to so act any other firm of certified public accountants that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and the holder of the Warrants.

6.	COVENANT BY THE COMPANY TO RESERVE SHARES

6.1        The Company will reserve and there will remain unissued out of its authorized capital a sufficient number of common shares to satisfy the rights of purchase provided for herein.

7.	ACKNOWLEDGEMENTS OF THE CONSULTANT
7.1	The Consultant acknowledges and agrees that:

(a) none of the Securities have been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state securities laws;

(b) the Consultant has received and carefully read this Agreement, and has carefully reviewed all of the Company’s filings with the Securities and Exchange Commission (collectively the “Company Information”);

(c) the decision to execute this Agreement and acquire the Securities pursuant to this Agreement has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based entirely upon a review of the Company Information and any other public information which has been filed by the Company with the Securities and Exchange Commission in compliance, or intended compliance, with applicable securities legislation. If the Company has presented a business plan to the Consultant, the Consultant acknowledges that the business plan may not be achieved or be achievable;

(d) the Consultant and the Consultant’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the issuance of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable

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without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Company Information;

(e) the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Consultant during reasonable business hours at its principal place of business and that all documents, records and books in connection with the issuance of the Securities hereunder have been made available for inspection by the Consultant, the Consultant’s attorney and/or advisor(s);

(f) the Company is entitled to rely on the representations and warranties and the statements and answers of the Consultant contained in this Agreement and the Questionnaire, and the Consultant will hold harmless the Company from any loss or damage it may suffer as a result of the Consultant’s failure to correctly complete this Agreement or the Questionnaire;

(g) it will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Consultant contained herein, the Questionnaire or in any other document furnished by the Consultant to the Company in connection herewith being untrue in any material respect or any breach or failure by the Consultant to comply with any covenant or agreement made by the Consultant to the Company in connection therewith;

(h) the issuance of the Securities to the Consultant will not be completed if it would be unlawful;

(i) it has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and the Company, and with respect to applicable resale restrictions and it is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions;

(j) none of the Securities are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Consultant that any of the Securities will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of the Company on the Over-the-Counter Bulletin Board service of the National Association of Shares Dealers Inc.;

(k) no documents in connection with the sale of the Securities hereunder have been reviewed by the Securities and Exchange Commission or any state securities administrators; and

(l) there is no government or other insurance covering any of the Securities.

8.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE CONSULTANT
8.1	The Consultant hereby represents and warrants to and covenants with the Company that:

(a) the Consultant has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto;

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(b) the Consultant (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time;

(c) the Consultant is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment and the Consultant has carefully read and considered the matters set forth under the heading “Risk Factors” appearing in the Company Information;

(d) the Consultant has made an independent examination and investigation of an investment in the Securities and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Consultant’s decision to invest in the Securities and the Company;

(e) it has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Securities and the Company;

(f) it is acquiring the Securities as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Securities;

(g) the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Consultant or of any agreement, written or oral, to which the Consultant may be a party or by which the Consultant is or may be bound;

(h) the Consultant has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Consultant enforceable against the Consultant;

(i) it is able to fend for itself with respect to its investment in the Securities and has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(j) the Consultant is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(k) no person has made to the Consultant any written or oral representations:

(i) that any person will resell or repurchase any of the Securities;

(ii) that any person will refund the purchase price of any of the Securities;

(iii) as to the future price or value of any of the Securities; or

(iv) that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer

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quotation system (except that currently certain market makers make market in the common shares of the Company on the Over-the-Counter Bulletin Board service of the National Association of Shares Dealers Inc.); and

(l) the Consultant is not resident in British Columbia and is not acquiring the Securities for such residents.

8.2        In this Agreement, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S and for the purpose of the Subscription includes any person in the United States.

9.          REPRESENTATIONS AND WARRANTIES WILL BE RELIED UPON BY THE COMPANY

9.1        The Consultant acknowledges that the representations and warranties contained herein are made by it with the intention that they may be relied upon by the Company and its legal counsel in determining the Consultant’s eligibility to purchase the Securities under applicable securities legislation. The Consultant further agrees that by accepting delivery of the certificates representing the Securities on the Closing Date, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Consultant at the Closing Date and that they will survive the purchase by the Consultant of the Securities and will continue in full force and effect notwithstanding any subsequent disposition by the Consultant of any of the Securities.

10.	RESALE RESTRICTIONS

10.1      The Consultant acknowledges that any resale of the Securities will be subject to resale restrictions contained in the securities legislation applicable to the Consultant. The Securities may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

11	LEGENDING OF SUBJECT SECURITIES

11.1      The Consultant hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

11.2      The Consultant hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

12.	COSTS

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12.1      The Consultant acknowledges and agrees that all costs and expenses incurred by the Consultant (including any fees and disbursements of any special counsel retained by the Consultant) relating to the acquisition of the Securities shall be borne by the Consultant.

13.	GOVERNING LAW

13.1      This Agreement is governed by the laws of the State of New York. The Consultant irrevocably attorns to the jurisdiction of the State of New York.

14.	SURVIVAL

14.1      This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the acquisition of the Securities by the Consultant pursuant hereto.

15.	ASSIGNMENT
15.1	This Agreement and the Warrants granted hereunder are not transferable or assignable.
16.	SEVERABILITY

16.1      The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

17.	ENTIRE AGREEMENT

17.1      Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the issuance of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

18.	NOTICES

18.1      Any notice required or permitted to be given to any of the parties to this Agreement will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of such party first above stated or such other address as any party may specify by notice in writing to the other parties, and any such notice will be deemed to have been given and received by the party to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time of mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

19.	COUNTERPARTS

19.1      This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.

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20.	ELECTRONIC MEANS

20.1      Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date first above mentioned.

IN WITNESS WHEREOF each of the parties has duly executed this Agreement as of the date first above mentioned.

PLURISTEM LIFE SYSTEMS, INC.

Per: __________________________

Authorized Signatory

SIGNED, SEALED and DELIVERED by ORI ACKERMAN in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	ORI ACKERMAN

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THE SECURITIES REPRESENTED BY THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS WARRANT TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

No. 178

WARRANT TO PURCHASE COMMON STOCK

OF

PLURISTEM LIFE SYSTEMS, INC. (the “Company”)

VOID AFTER 17:00 p.m. N.Y. Time

on the last day of the Term (as set forth in Section 1 below)

This is to certify that, for value received, Ori Ackerman, or his or her registered assigns (the “Holder”) is entitled to purchase, subject to the provisions of this Warrant, from the Company an aggregate of 440,000 fully paid and non-assessable shares of the Common Stock, as adjusted from time to time as provided below (“Common Stock” and such shares, the “Warrant Shares”) of the Company, as constituted on the date hereof (the “Warrant Issue Date”), upon surrender of this Warrant and the Notice of Exercise annexed hereto, duly completed and executed on behalf of the Holder, at the principal office of the Company referred to below, and simultaneous payment therefor in lawful money of the United States, at the Exercise Price as set forth in Section 2 below. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below.

1.

Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, at any time during the term commencing on the Warrant Issue Date and ending November 30, 2007 (the “Term”), and shall be void thereafter.

2.	Exercise Price. The purchase price at which this Warrant may be exercised shall be $2.50 per Warrant Share, as adjusted from time to time pursuant to Section 9 hereof (the “Exercise Price”).
3.	Exercise of Warrant
3.1

Manner of Exercise. This Warrant is exercisable by the Holder in whole or in part, at any time and from time to time, during the Term, by the surrender of this Warrant and the Notice of Exercise annexed hereto, duly completed and executed on behalf of the Holder, to the Secretary of the Company at the office of the

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Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), provided that the Holder shall also deliver to the Company, concurrent with such surrender, a check payable in lawful money of the United States for the aggregate Exercise Price for the Warrant Shares being purchased.

3.2

This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within thirty (30) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the remaining number of shares for which this Warrant may then be exercised.

4.

No Fractional Shares or Scrip. No fractional shares or scrip representing fractional share shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall round up such fraction to the nearest whole number.

5.

Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of loss, theft, or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

6.

Compliance with Securities Laws. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee.

6.1

The Holder of this Warrant, by acceptance hereof, acknowledges that (i) this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired solely for the Holder’s own account and not as an agent or nominee for any other party, and for investment; (ii) the Holder will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares except under circumstances that will not result in a violation of any federal securities laws, including without limitation the Act, any state securities laws or any applicable securities law of foreign jurisdictions, or any rules or regulations promulgated thereunder; and (iii) such Holder is either an “accredited investor” within the meaning of Securities and Exchange Commission Rule 501 of Regulation D, as presently in effect or is not a U.S. Person, as defined by Regulation S promulgated under the Act.

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6.2	Unless the Warrant Shares have been registered under the Act, all shares issuable hereunder shall bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

7.

Reservation of Stock. The Company covenants that during the Term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to provide sufficient reserves of shares of the Common Stock issuable upon the exercise of the Warrant. The Company further covenants that all Warrant Shares will be duly authorized, validly issued, fully paid and nonassessable, and will be free from all taxes, liens and preemptive rights in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares issued upon the exercise of this Warrant.

8.

Amendments and Waivers. This Warrant is being issued as one of a series of warrants issued by the Company on the date hereof and, accordingly, any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the holder of this Warrant. Any amendment or waiver effected in such manner shall be effective to modify or waive the provisions of this Warrant. No waivers of, or exceptions to any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

9.	Adjustments. The Exercise Price and the number of Warrant Shares purchasable hereunder are subject to adjustment from time to time during the Term of this Warrant as follows:
9.1

Reclassification. If the Company at any time while this Warrant, or any portion thereof, remains outstanding and un-expired shall, by reorganization or reclassification of securities or otherwise (including in connection with any anti-dilution adjustments), change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any

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other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such reorganization or reclassification or other change and the Exercise Price then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted (provided the aggregate purchase price shall remain the same) such that this Warrant shall be exercisable into, in lieu of the number of Warrant Shares which the Holder would otherwise have been entitled to receive, a number of shares of such other class or classes of stock that would have been subject to receipt by the Holder had the Holder exercised the Warrant immediately before that change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof.

9.2

Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant, or any portion hereof, remains outstanding and un-expired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased and the number of securities issuable upon exercise proportionately increased in the case of a split or subdivision or the Exercise Price of such securities shall be proportionately increased and the number of securities issuable upon exercise proportionately decreased in the case of a combination. Any adjustment under this Section 9.2 shall become effective concurrently with the subdivision or combination becomes effective.

9.3

Adjustments for Dividends in Stock or Other Securities or Property. If, while this Warrant, or any portion hereof, remains outstanding and un-expired, the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property of the Company by way of dividend or otherwise, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon the exercise of this Warrant, and without payment of any additional consideration thereof, the amount of such other or additional stock or other securities or property as aforesaid of the Company which such Holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 9. Any adjustment under this Section 9.3 shall become effective as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

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9.4

Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 9, the Company shall, upon the written request of any holder of this Warrant, furnish or cause to be furnished to such holder a certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property which at the time would be received upon the exercise of the Warrant.

9.5

No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all of the provisions of this Section 9 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of this Warrant against impairment.

10.

Governing Law. This Warrant and the legal relations between the parties arising hereunder shall be governed by and interpreted in accordance with the laws of the State of Israel without regard to its conflict of laws principles. The parties hereto agree to submit to the nonexclusive jurisdiction of the federal and state courts of the State of Israel with respect to the breach or interpretation of this Warrant or the enforcement of any and all rights, duties, liabilities, obligations, powers, and other relations between the parties arising under this Warrant.

11.

Entire Agreement, Successors and Assigns. This Warrant constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assign as a matter law, heirs, executors and administrators of the parties hereto. The Holder may not assign, distribute or otherwise transfer this Warrant without the consent of the Company (and in such event subject to the provisions of Section 6 herein).

12.

Notices, Etc. (a)              Any notice required or permitted by any provision of this Agreement shall be given in writing and shall be delivered personally, by courier, by facsimile or by registered or certified mail, postage prepaid, addressed (i) in the case of the Company, to its principal office; and (ii) in the case of any Holder, to the address of such Holder as set forth on the signature page hereto or such other address of such Holder as shall be designated in writing from time to time by such Holder. Notices that are mailed shall be deemed received five (5) days after deposit in the United States or Israeli mail. Notices sent by courier or overnight delivery shall be deemed received two (2) days after they have been so sent. Notices sent by facsimile shall be deemed received on the day of written confirmation of receipt of such facsimile.

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(b)           The Company shall give the Holder a written notice of impending transaction (including, without limitation, any reorganization, merger or consolidation, or sale or exchange of capital stock) as a result of which the stockholders of the Company immediately prior to such transaction receive cash, securities of a publicly traded company, or any other assets, or a combination thereof, as consideration, not later than twenty (20) business days prior to the stockholders’ meeting called to approve such transaction, or twenty (20) business days prior to the closing of such transaction, whichever is earlier, and shall also notify the Holder in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Warrant in connection therewith, and the Company shall thereafter give the Holder prompt notice of any material changes. The transaction shall in no event take place sooner than twenty (20) business days after the Company has given the first notice provided for herein or sooner than twenty (20) business days after the Company has given notice of any material changes provided for herein.

13.

Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under this Warrant, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Subject to Section 8, any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Warrant, or any waiver on the part of any Holder of any provisions or conditions of this Warrant, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Warrant or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

14.	Expenses. Except as otherwise provided herein, the Company and the Holder shall each bear its own expenses incurred on its behalf with respect to this Warrant and the transactions contemplated hereby.
15.

Severability. In the event that any provision of this Warrant becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Warrant shall continue in full force and effect without said provision, and such provision shall be given effect to the extent legally possible.

16.	Titles and Subtitles. The titles and subtitles used in this Warrant are used for convenience only and are not considered in construing or interpreting this Warrant.
17.	Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Warrant.

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18.

No Stockholder Rights. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Warrant Shares, including (without limitation) the right to vote such Warrant Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.

[Balance left blank intentionally]

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IN WITNESS HEREOF, Pluristem Life Systems, Inc. has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated: March 3, 2005

PLURISTEM LIFE SYSTEMS, INC.

By:	__________________________
Name:
Title:

AGREED AND ACCEPTED BY:

WITNESSED BY: Name Address Occupation	) ) ) ) ) ) ) ) ) )	ORI ACKERMAN

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NOTICE OF EXERCISE

To: Pluristem Life Systems, Inc.

NOTICE OF EXERCISE

1.

The undersigned hereby elects to purchase __________ shares of the Common Stock of Pluristem Life Systems, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

2.	Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

___________________________________

(Name)

___________________________________

___________________________________

___________________________________

(Address)

3.

In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as an agent or nominee for any other party, and for investment, and that the undersigned will not offer, sell, or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of any federal securities laws, including without limitation the Securities Act of 1933, as amended, any state securities laws or any applicable securities laws of foreign jurisdictions or any rules or regulations promulgated thereunder.

___________________________________

(Signature)

___________________________________

(Date)

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SCHEDULE A

U.S. SECURITIES LAW QUESTIONNAIRE

ONLY U.S. SUBSCRIBERS NEED TO SIGN THIS

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription Agreement.

1.	The Subscriber covenants, represents and warrants to the Company that:
	(a)	the Subscriber is a U.S. Person;
(b)

the Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the transactions detailed in the Subscription Agreement and it is able to bear the economic risk of loss arising from such transactions;

(c)

the Subscriber is acquiring the Securities for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration thereof pursuant to the Securities Act of 1933 (the “1933 Act”) and any applicable State securities laws unless an exemption from such registration requirements is available or registration is not required pursuant to Regulation S under the 1933 Act or registration is otherwise not required under this 1933 Act;

	(d)	the Subscriber satisfies one or more of the categories indicated below (please check the appropriate box):
☐

Category 1           An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of US $5,000,000;

☐ Category 2 A natural person whose individual net worth, or joint net worth with that person’s spouse, on the date of purchase exceeds US $1,000,000;
☐

Category 3           A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐

Category 4           A “bank” as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to

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Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors;

		☐	Category 5 A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States);
		☐ Category 6	A director or executive officer of the Company;
☐

Category 7           A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act; or

		☐	Category 8 An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories; and
(e)

the Subscriber is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

2.	The Subscriber acknowledges and agrees that:
	(a)	if the Subscriber decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such securities directly or indirectly, unless:
		(i)	the sale is to the Company;
		(ii)	the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations;

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(iii)

the sale is made pursuant to the exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder if available and in accordance with any applicable state securities or “Blue Sky” laws; or

(iv)

the Securities are sold in a transaction that does not require registration under the 1933 Act or any applicable U.S. state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to the Company an opinion of counsel reasonably satisfactory to the Company;

(b)

any of the Warrants may not be exercised in the United States or by or on behalf of a U.S. Person unless registered under the 1933 Act and any applicable state securities laws unless an exemption from such registration requirements is available;

(c)

the Subscriber has not acquired the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein; ‘

(d)

upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. State laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

“THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.”

(e)	the Company may make a notation on its records or instruct the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described herein; and

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(f)

the Subscriber, if an individual, is a resident of the state or other jurisdiction in its address on the Subscriber’s execution page of the Subscription Agreement, or if the Subscriber is not an individual, the office of the Subscriber at which the Subscriber received and accepted the offer to acquire the Securities is the address listed on the Subscriber’s execution page of the Subscription Agreement.

                         IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the _____ day of March, 2005.

SIGNED, SEALED and DELIVERED by ORI ACKERMAN in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	ORI ACKERMAN

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